Exhibit 99.2

The Anti-Myostatin Antibody SRK-439 Promotes Healthy Body Composition in Combination with GLP-1RAs in a Mouse Model of Obesity

Melissa A. Fulham, Christopher D. Chapron, Francis T. Danehy, Jr., Frederick C. Streich, Jr., Brian Liang, Christopher J. Boston, Justin W. Jackson, Yan Huang, Samantha B. Nicholls, Leslie K. Cortes, Mo Qatanani

2 Melissa Fulham Employee and Stock/Shareholder of Scholar Rock, Inc. Presenter disclosure

3 PHOTOGRAPHY PROHIBITED PLEASE DO NOT take photos of this presentation

4 Maintaining weight loss is challenging Christoffersen, B.Ø., et al. Obesity (Silver Spring). 2022. PMID: 35333444

Lean mass is reduced during weight loss regardless of intervention



Proportion weight loss from LBM (%)
100
80
60
40
20
0
Diet (caloric restriction)
Bariatric Surgery
GLP-1 agonists
Low Calorie Diet
Low Calorie Diet + Exercise
Biliopancreatic diversion
RYGP
Gastric Banding
Liraglutide
Exenatide
Semaglutide
Eston et al. 1992
Pronk et al. 1992
Hoie et al.1993
Hoie et al. 1993
Leenan et al.1993
Leenan et al. 1993
Kockx et al.1999
Kockx et al. 1999
Purnell et al.2000
Tchernof et al. 2000
Gotfredsen et al. 2001
Gower et al. 2002
Gower et al 2002
Tchernof et al. 2002
Due et al. 2004
Due et al. 2004
Pronk et al. 1992
Pronk et al. 1992
Pronk et al. 1992
Goodpaster et al. 1999
Goodpaster et al. 1999
Okura et al. 2003
Shadid and Jensen 2003
Benedetti et al. 2000
Greco et al. 2002
Mingrone et al. 2002
Mingrone et al. 2002
Tacchino et al. 2003
Tacchino et al. 2003
Tacchino et al. 2003
Vettor et al. 2003
Fabris et al. 2004
Gniuli et al. 2005
Valera-Mora et al. 2005
Valera-Mora et al. 2005
Das et al. 2003
Carey et al. 2006
Carey et al. 2006
Carey et al. 2006
Pugnale et al. 2003
Pugnale et al. 2003
Sergi et al. 2003
Giusti et al. 2004
Giusti et al. 2004
Coupaye et al. 2005
Garrapa et al. 2005
Giusti et al. 2005
Giusti et al. 2005
Giusti et al. 2005
Gasteyger et al. 2006
Gasteyger et al. 2006
Gasteyger et al. 2006
Li et al. 2014
Perna et al. 2016
Rondanelli et al. 2016
Bradley et al. 2012
Ishoy et al. 2017
Yin et al. 2018
Blundell et al. 2017
Wilding et al. 2021

Chaston, T. B., *et al*. *Int J Obes*. 2007. PMID: 17075583
Sargeant, J. A., *et al. Endocrinol Metab*. 2019. PMID: 31565876
Wilding J.P.H., *et al*. *Diabetes Obes Metab*. 2022. PMID: 35441470

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Muscle is critical for overall health



- Increase basal metabolic rate (BMR)[1]
- Enhance glucose homeostasis[2] and better insulin sensitivity and lower risk of prediabetes[3]
- Signal to other systems as an endocrine organ impacting overall health[4]
- Reduce visceral fat[5]
- Increase caloric expenditure post-exercise[6]
- Increase bone density, strength, function, and longevity and decreased risk of injury and disability[7-9]

1. Aristizabal, J.C., *et al. Eur J Clin Nutr*. 2015. 2. Lindegaard, B., *et al. J Clin Endocrinol Metab*. 2008. 3. Srikanthan, P. and Karlamangla, A.S. *J Clin Endocrinol Metab*. 2011. 4. Severinsen, M.C.K. and Pedersen, B.K. *Endocr Rev*. 2020. 5. Wewege, M.A., *et al. Sport Med*. 2022. 6. Zurlo, F., *et al. J Clin Investl*. 1990. 7. Fukushima, Y., *et al. Diabetes Metab J*. 2016. 8. Roh, E. and Choi, K.M. *Front. Endocrinol (Lausanne)*. 2020. 9. Volpi, E., *et al. Curr Opin Clin Nutr Metab Care*. 2004.

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7 GLP-1RA withdrawal leads to weight regain and loss of cardiometabolic benefits Wilding J.P.H., et al. Diabetes Obes Metab. 2022. PMID: 35441470 STEP 1 trial extension: Participants regained weight after semaglutide withdrawal

8 ▪ This is not unique to GLP-1RAs; weight is regained with all weight loss methods ▪ How can we maintain or increase lean mass during weight loss? Can we mitigate weight regain and loss of metabolic benefit? Skeletal Muscle Muscle growth↓ Muscle atrophy↑ ActRIIB Myostatin Lee, S.J. PLoS One. 2007. PMID: 17726519 Belgian blue cattle; MSTN-null Mstn-/- mice

Selectively targeting myostatin is challenging but critical

- Developing an anti-myostatin agent is difficult due to a high degree of similarity with Activin A and GDF-11
- Selectively targeting myostatin is important:
  - ActRIIB/Activin A/GDF11 KO mice all have perinatal lethality due to developmental defects in multiple organ systems
  - *GDF11* LOF variants are associated with severe craniofacial, neurological, and skeletal phenotypes in humans
  - Inhibition of ActRII or Activin A in adult humans is associated with several health risks, including significant reduction in follicle-stimulating hormone levels


Promyostatin
Pro-GDF-11
Proactivin
Myostatin
GDF-11
Activin A
ActRIIA/B

Oh, S.P. and Li, E. *Genes Dev*. 1997.; Matzuk, M. M., *et al. Nature*. 1995.; McPherron, A.C., *et al. Nat Genet*. 1999.; Garito, T., *et al. Clin Endocrinol (Oxf)*. 2018.; Bloise, E. *et al. Physiol Rev*. 2019.; Ravenscroft, T.A., *et al.* Genet Med. 2021.

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10 Promyostatin Latent Myostatin Mature Myostatin Skeletal Muscle Muscle growth↓ Muscle atrophy↑ Prodomain Mature Prodomain Mature Prodomain Mature Prodomain Mature Mature Mature ActRIIB SRK-439 SRK-439 binds to pro- and latent myostatin and enables muscle growth ▪ SRK-439 binds to pro- and latent myostatin and blocks the conversion of the latent form to mature myostatin ▪ By inhibiting the release of mature myostatin, SRK-439 prevents myostatin from interacting with receptors which results in the inhibition of signaling and promotes muscle growth

SRK-439 is exquisitely selective for pro-and latent-myostatin


SRK-439 Specificity
Binding (AU)
2.5
2.0
1.5
1.0
0.5
0.0
0.001
0.01
0.1
1
10
100
1000
SRK-439 Hu IgG4 (nM)
Hu Latent Myostatin
Hu Latent GDF11
Hu Latent Activin A

$K_D = 0.579$ nM


Promyostatin
Pro-GDF-11
Proactivin
Myostatin
GDF-11
Activin A
ActRIIA/B

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12 Inhibiting myostatin, a negative regulator of muscle mass, during GLP-1RA-induced weight loss will maintain lean mass and result in a favorable body composition after GLP-1RA withdrawal Therapeutic hypothesis

13 Day -7 Day 0 Day 7 Day 14 Day 21 Day 28 Day 35 Day 42 Day 49 Day 56 Day 63-64 45% HFD 20-week-old Male DIO mice 60% HFD qNMR qNMR qNMR qNMR qNMR Serum Tissue weight semaglutide or vehicle 0.04 mg/kg QD SRK-439-mIgG1 or mIgG1 control 10 mg/kg QW Diet Ab GLP-1RA Chow IgG vehicle HFD IgG vehicle HFD IgG sema HFD SRK-439 sema Administering SRK-439-mIgG1 to DIO mice during semaglutide treatment and after discontinuation *IgG = mIgG1 *SRK-439 or 439 = SRK-439-mIgG1

14 -7 0 7 14 21 28 35 42 49 56 63 25 30 35 40 45 50 Body Weight Days in study Body Weight (g) Chow + IgG HFD + IgG HFD + IgG +Sema HFD + 439 + Sema Semaglutide discontinuation caused weight regain 45% HFD Sema SRK-439

15 45% HFD Sema SRK-439 SRK-439 maintained lean mass in combination with semaglutide administration 0 7 1 4 2 1 2 8 3 5 4 2 4 9 5 6 6 3 2 0 2 5 3 0 Absolute Lean Mass Days in study Lean Mass (g) Chow + IgG HFD + IgG HFD + IgG +Sema HFD + 439 + Sema -6

16 Chow IgG HFD IgG HFD IgG Sema HFD 439 Sema 0.0 0.1 0.2 0.3 Gastrocnemius weight Weight (g) ns ✱✱✱✱ ns ✱✱✱ ✱✱✱✱ Chow IgG HFD IgG HFD IgG Sema HFD 439 Sema 0 20 40 60 80 Relative Lean Mass Day 63 Lean Mass/BW (%) ✱✱✱✱ ns ns ✱✱✱✱ ✱✱✱ SRK-439 increased relative lean mass and skeletal muscle weight SRK-439 administration in combination with and after withdrawal of semaglutide results in lean mass composition similar to chow-fed animals

17 0 7 14 21 28 35 42 49 56 63 0 5 10 15 20 Absolute Fat Mass Days in study Fat Mass (g) Chow + IgG HFD + IgG HFD + IgG +Sema HFD + 439 + Sema -6 SRK-439 attenuated fat mass regain after discontinuation of semaglutide 45% HFD Sema SRK-439

18 Chow IgG HFD IgG HFD IgG Sema HFD 439 Sema 0 10 20 30 40 50 Relative Fat Mass Day 63 Fat Mass/BW (%) ✱✱✱✱ ✱✱ ns ✱✱✱ ✱✱ Chow IgG HFD IgG HFD IgG Sema HFD 439 Sema 0.0 0.5 1.0 1.5 2.0 Inguinal Adipose Weight Weight (g) ✱✱✱✱ ns ns ns ns Chow IgG HFD IgG HFD IgG Sema HFD 439 Sema 0.0 0.5 1.0 1.5 Epididymal Adipose Weight Weight (g) ✱✱✱ ns ns ✱ ns SRK-439 treatment improved body composition SRK-439 administration in combination with and after withdrawal of semaglutide lowers percent fat mass and reduces adipose depot size

19 Chow IgG HFD IgG HFD IgG Sema HFD 439 Sema 0 20 40 60 Fasted Leptin Leptin (ng/mL) ✱✱✱✱ ✱✱ ns ✱✱ ✱✱ Chow IgG HFD IgG HFD IgG Sema HFD 439 Sema 0 500 1000 1500 2000 Fasted Insulin Insulin (IU/mL) ✱✱ ✱ ns ns ns Chow IgG HFD IgG HFD IgG Sema HFD 439 Sema 0 50 100 150 200 250 Fasted Glucose Glucose (mg/dL) ✱ ✱ ✱ ns ns ns SRK-439 improved circulating metabolic biomarkers SRK-439 administration in combination with and after withdrawal of semaglutide reduces circulating leptin which confirms reduced adiposity

20 ▪ Lean mass decreases during weight loss, regardless of the intervention ▪ Selectively inhibiting myostatin increases lean mass without the potential liabilities of non-selective targeting of the broader family ▪ SRK-439-mIgG1 administration prevented lean mass loss during semaglutide-induced weight loss and increased lean mass after semaglutide discontinuation ▪ SRK-439-mIgG1 administration resulted in lower body fat composition and lower circulating leptin during weight regain SRK-439-mIgG1 maintains a healthy body composition during GLP-1RA-induced weight loss and subsequent regain following discontinuation Summary

21 Acknowledgements Scholar Rock, Inc. ▪Co-authors ▪SRK-439 Program Team ▪Adam Fogel ▪Ryan Frieler ▪Jonathan Hamm ▪Molly MacLeod ▪Atsuko Polzin

22 Thank you!